UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2022

Vnue, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53462	98-0543851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 West 29th Street, 11th Floor, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 937-5493

______________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2022, and in association with the pending acquisition of StageIt, Inc., the Company entered a Securities Purchase Agreement (the “Securities Purchase Agreement”) with GHS Investments, LLC (“GHS”), whereby GHS agreed to purchase, in two tranches, up to One Million Five Hundred Thousand Dollars ($1,500,000) of the Company’s Series B Convertible Preferred Stock in exchange for One Thousand Five Hundred (1,500) shares of Series B Convertible Preferred Stock. The first tranche, promptly upon execution of the Securities Purchase Agreement, was for the purchase of Seven Hundred and Fifty (750) shares of Series B Convertible Preferred Stock for Seven Hundred and Fifty Thousand Dollars ($750,000). The remaining tranche of Seven Hundred and Fifty (750) shares shall occur so long as certain conditions are met as described in the Securities Purchase Agreement.

The Company issued to GHS commitment shares of Thirty Five (35) shares of Series B Convertible Preferred Stock and a warrant (the “Warrant”) to purchase the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock issued upon the second tranche (the “Warrant Shares”). The Company has agreed to register the shares of common stock issuable pursuant to the conversion of the Series B Convertible Preferred Stock and the Warrant Shares.

The foregoing description of the Warrant and Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the documents, which are attached as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K,respectively, and are hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the Investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On January 3, 2022, the Company filed a Certificate of Designation with the Nevada Secretary of State, which established One Thousand and Six Hundred (1,600) shares of the Company’s Series B Convertible Preferred Stock, having such designations, rights and preferences as set forth therein.

Below is a summary description of the material rights, designations and preferences of the Series B Convertible Preferred Stock (all capitalized terms not otherwise defined herein shall have that definition assigned to it as per the Certificate of Designation).

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The Company has the right to redeem the Series B Convertible Preferred Stock, in accordance with the following schedule:

•	If all of the Series B Convertible Preferred Stock are redeemed within ninety (90) calendar days from the issuance date thereof, the Company shall have the right to redeem the Series B Convertible Preferred Stock upon three (3) business days’ of written notice at a price equal to one hundred and fifteen percent (115%) of the Stated Value together with any accrued but unpaid dividends.

•	If all of the Series B Convertible Preferred Stock are redeemed after ninety (90) calendar days and within one hundred twenty (120) calendar days from the issuance date thereof, the Company shall have the right to redeem the Series B Convertible Preferred Stock upon three (3) business days of written notice at a price equal to one hundred and twenty percent (120%) of the Stated Value together with any accrued but unpaid dividends; and

•	If all of the Series B Convertible Preferred Stock are redeemed after one hundred and twenty (120) calendar days and within one hundred eighty (180) calendar days from the issuance date thereof, the Company shall have the right to redeem the Series B Convertible Preferred Stock upon three (3) business days of written notice at a price equal to one hundred and twenty five percent (125%) of the Stated Value together with any accrued but unpaid dividends.

The Stated Value of the Series B Convertible Preferred Stock is $1,200 per share.

The Company shall pay a dividend of ten percent (10%) per annum on the Series B Convertible Preferred Stock. Dividends shall be paid quarterly, and at the Company’s discretion, in cash or Series B Convertible Preferred Stock. Dividend shall be deemed to accrue from the date of issuance of the Series B Convertible Preferred Stock whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends.

The Series B Convertible Preferred Stock will vote together with the common stock on an as-converted basis subject to the Beneficial Ownership Limitations (as set forth in the Certificate of Designation).

Each share of the Series B Convertible Preferred Stock is convertible, at any time and from time to time from and after the issuance at the option of the Holder thereof, into that number of shares of Common Stock (subject to Beneficial Ownership Limitations) determined by dividing the Stated Value of such share by the Conversion Price (as set forth in the Certificate of Designation).

There are also Purchase Rights and Most Favored Nation Provisions. We currently have 750 shares of Series B Convertible Preferred Stock outstanding.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the document, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01, Item 3.02, and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series B Convertible Preferred Stock
4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vnue, Inc.

/s/ Zach Bair
Zach Bair
Chief Executive Officer
Date: January 6, 2022

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